EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to the requirements of Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sections 1350(a) and (b)), the undersigned hereby certifies as follows:

1.	I, Michael M. Lee, am the Chief Executive Officer of UMeWorld Limited (the “Company”);

2.
The Company’s annual report on Form 20-F for the fiscal year ended September 30, 2013, as amended by this Amendment No. 1 on Form 20-F/A accompanying this Certification, in the form filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

3.	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 18, 2014	By:	/s/ Michael Lee
Michael Lee
Chief Executive Officer